STARBOARD INVESTMENT TRUST

Roumell Opportunistic Value Fund

Supplement to the Prospectus and
 Statement of Additional Information
August 17, 2015
This supplement to the Prospectus and Statement of Additional Information dated December 29, 2014 for the Roumell Opportunistic Value Fund, a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to notify shareholders, prospective investors, and other interested parties that Edward A. Crawford is no longer a portfolio manager to the Fund, and that all references to Mr. Crawford are hereby removed from the Prospectus, Summary Prospectus, and Statement of Additional Information. James C. Roumell, lead portfolio manager, will continue to provide services to the Fund.

Investors Should Retain This Supplement for Future Reference